EXHIBIT 99

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                             RULE 13d-1(k) UNDER THE
                             SECURITIES ACT OF 1934

     The undersigned agree that Amendment No. 5 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date:
February 6, 2003

HIGH COUNTRY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By Its Trustees:


/s/ Timothy R. Glenn                                        February 6, 2003
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Timothy R. Glenn, as Trustee                                Date


/s/ Philip W. Harsh                                         February 6, 2003
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Philip W. Harsh, as Trustee                                 Date


/s/ Richard A. Young                                        February 6, 2003
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Richard A. Young, as Trustee                                Date


HIGH COUNTRY BANCORP, INC.
401(k) PROFIT SHARING PLAN & TRUST


/s/ Timothy R. Glenn                                        February 6, 2003
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Timothy R. Glenn, as Trustee                                Date


/s/ Philip W. Harsh                                         February 6, 2003
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Philip W. Harsh, as Trustee                                 Date


/s/ Richard A. Young                                        February 6, 2003
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Richard A. Young, as Trustee                                Date


/s/ Larry D. Smith                                          February 6, 2003
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Larry D. Smith, as Trustee                                  Date
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/s/ Timothy R. Glenn                                        February 6, 2003
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Timothy R. Glenn, as an Individual Stockholder              Date


/s/ Philip W. Harsh                                         February 6, 2003
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Philip W. Harsh, as an Individual Stockholder               Date

/s/ Richard A. Young                                        February 6, 2003
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Richard A. Young, as an Individual Stockholder               Date